UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): October 18, 2006


                                  Innovex, Inc.
                       -----------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                       -----------------------------------
                 (State Or Other Jurisdiction Of Incorporation)


000-13143                                                41-1223933
-------------------------------------      -------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

5540 Pioneer Creek Drive
Maple Plain, MN                                            55359
-------------------------------------       ------------------------------------
(Address Of Principal Executive Offices)                 (Zip Code)



                                 (763) 479-5300
                       -----------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Items under Sections 2 though 9 are not applicable and therefore omitted.

ITEM 1.01         Entry into a Material Definitive Agreement.

         On October 18, 2006, the Compensation Committee of the Board of Directors of Innovex, Inc. ("the Company") adopted and the independent directors of such Board ratified, the FY 2007 Innovex Inc. Bonus Plan ("the Bonus Plan") and the FY 2006 Deferred Bonus Plan. Executive officers and other employees of the Company participate in the Bonus Plan.

         The Bonus Plan has two components, corporate objectives and individual objectives. The 2007 corporate objectives require performance targets to be met related to operating profit and operating cash flow less capital expenditures. Under the corporate objectives component of the Bonus Plan, if the performance target levels are achieved in fiscal year 2007, a participant will receive a bonus in an amount to be calculated in accordance with the terms of the Bonus Plan with the exact amount dependent on the actual performance results achieved and the position of such participant with the Company. In addition, for most participants, individual objectives were also set. If the individual objectives for a participant are also met, the participant is entitled to an increase in his/her bonus. In the case of the Chief Executive Officer, the maximum aggregate bonus under the Bonus Plan, including all components, is 120% of the officer's base salary at the end of the fiscal year. The maximum aggregate bonus for other executive officers ranges from 70% to 80% of the officer's base salary at the end of the fiscal year.

         The FY 2006 Deferred Bonus Plan provides for bonus payments to be made to employees who were employed by the Company in fiscal 2006 who continue to be employed by the Company as of the time of payment which will occur subsequent to September 30, 2007. A bonus pool of $350,000 will be distributed to qualified employees including executive officers based on a pro rata amount of their salaries weighted by grade level.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  INNOVEX, INC.

                                  By:  /s/ Douglas W. Keller
                                     -----------------------------------------
                                  Douglas W. Keller
                                  Vice President Finance

Date:   November 2, 2006